1Q TWENTY25 INVESTOR PRESENTATION ORIGIN BANCORP, INC.

2 FORWARD-LOOKING STATEMENTS AND NON-GAAP MEASURES This presentation contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information regarding Origin Bancorp, Inc’s (“Origin”, “we”, “our” or the “Company”) future financial performance, business and growth strategies, projected plans and objectives, and any expected purchases of its outstanding common stock, and related transactions and other projections based on macroeconomic and industry trends, including changes to interest rates by the Federal Reserve and the resulting impact on Origin’s results of operations, estimated forbearance amounts and expectations regarding the Company’s liquidity, including in connection with advances obtained from the FHLB, which are all subject to change and may be inherently unreliable due to the multiple factors that impact broader economic and industry trends, and any such changes may be material. Such forward-looking statements are based on various facts and derived utilizing important assumptions and current expectations, estimates and projections about Origin and its subsidiaries, any of which may change over time and some of which may be beyond Origin’s control. Statements or statistics preceded by, followed by or that otherwise include the words “assumes,” “anticipates,” “believes,” “estimates,” “expects,” “foresees,” “intends,” “plans,” “projects,” and similar expressions or future or conditional verbs such as “could,” “may,” “might,” “should,” “will,” and “would” and variations of such terms are generally forward-looking in nature and not historical facts, although not all forward-looking statements include the foregoing words. Further, certain factors that could affect Origin’s future results and cause actual results to differ materially from those expressed in the forward- looking statements include, but are not limited to: (1) the impact of current and future economic conditions generally and in the financial services industry, nationally and within Origin’s primary market areas, including the impact of tariffs, as well as the financial stress on borrowers and changes to customer and client behavior as a result of the foregoing; (2) changes in benchmark interest rates and the resulting impacts on net interest income; (3) deterioration of Origin’s asset quality; (4) factors that can impact the performance of Origin’s loan portfolio, including real estate values and liquidity in Origin’s primary market areas; (5) the financial health of Origin’s commercial borrowers and the success of construction projects that Origin finances; (6) changes in the value of collateral securing Origin’s loans; (7) the impact of generative artificial intelligence; (8) Origin’s ability to anticipate interest rate changes and manage interest rate risk; (9) the impact of heightened regulatory requirements, reduced debit interchange and overdraft income and the possibility of facing related adverse business consequences if our total assets grow in excess of $10 billion as of December 31 of any calendar year; (10) the effectiveness of Origin’s risk management framework and quantitative models; (11) Origin’s inability to receive dividends from Origin Bank and to service debt, pay dividends to Origin’s common stockholders, repurchase Origin’s shares of common stock and satisfy obligations as they become due; (12) the impact of labor pressures; (13) changes in Origin’s operation or expansion strategy or Origin’s ability to prudently manage its growth and execute its strategy; (14) changes in management personnel; (15) Origin’s ability to maintain important customer relationships, reputation or otherwise avoid liquidity risks; (16) increasing costs as Origin grows deposits; (17) operational risks associated with Origin’s business; (18) significant turbulence or a disruption in the capital or financial markets and the effect of market disruption and interest rate volatility on our investment securities; (19) increased competition in the financial services industry, particularly from regional and national institutions, as well as from fintech companies; (20) compliance with governmental and regulatory requirements and changes in laws, rules, regulations, interpretations or policies relating to financial institutions; (21) periodic changes to the extensive body of accounting rules and best practices; (22) further government intervention in the U.S. financial system; (23) a deterioration of the credit rating for U.S. long-term sovereign debt; (24) Origin’s ability to comply with applicable capital and liquidity requirements, including its ability to generate liquidity internally or raise capital on favorable terms, including continued access to the debt and equity capital markets; (25) natural disasters and other adverse weather events, pandemics, acts of terrorism, war, and other matters beyond Origin’s control; (26) developments in our mortgage banking business, including loan modifications, general demand, and the effects of judicial or regulatory requirements or guidance; (27) fraud or misconduct by internal or external actors (including Origin employees); (28) cybersecurity threats or security breaches and the cost of defending against them; (29) Origin’s ability to maintain adequate internal controls over financial and non-financial reporting; and (30) potential claims, damages, penalties, fines, costs and reputational damage resulting from pending or future litigation, regulatory proceedings and enforcement actions. For a discussion of these and other risks that may cause actual results to differ from expectations, please refer to the sections titled “Cautionary Note Regarding Forward-Looking Statements” and “Risk Factors” in Origin’s most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission and any updates to those sections set forth in Origin’s subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. If one or more events related to these or other risks or uncertainties materialize, or if Origin’s underlying assumptions prove to be incorrect, actual results may differ materially from what Origin anticipates. Accordingly, you should not place undue reliance on any forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and Origin does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. New risks and uncertainties arise from time to time, and it is not possible for Origin to predict those events or how they may affect Origin. In addition, Origin cannot assess the impact of each factor on Origin’s business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements, expressed or implied, included in this communication are expressly qualified in their entirety by this cautionary statement. This cautionary statement should also be considered in connection with any subsequent written or oral forward-looking statements that Origin or persons acting on Origin’s behalf may issue. Annualized, pro forma, adjusted, projected, and estimated numbers are used for illustrative purposes only, are not forecasts, and may not reflect actual results. This presentation contains projected financial information with respect to Origin, including with respect to certain goals and strategic initiatives of Origin and the anticipated benefits thereof. This projected financial information constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such projected financial information are inherently uncertain and are subject to significant business, economic (including interest rate), competitive, and other risks and uncertainties. Actual results may differ materially from the results contemplated by the projected financial information contained herein and the inclusion of such projected financial information in this presentation should not be regarded as a representation by any person that such actions will be taken or accomplished or that the results reflected in such projected financial information with respect thereto will be achieved. Origin reports its results in accordance with generally accepted accounting principles in the United States ("GAAP"). However, management believes that certain supplemental non-GAAP financial measures may provide meaningful information to investors that is useful in understanding Origin's results of operations and underlying trends in its business. However, non-GAAP financial measures are supplemental and should be viewed in addition to, and not as an alternative for, Origin's reported results prepared in accordance with GAAP. The following are the non-GAAP measures used in this presentation: Pre-tax, pre-provision (“PTPP”) earnings, PTPP ROAA, tangible book value per common share, adjusted tangible book value per common share, tangible common equity to tangible assets, return on average tangible common equity (“ROATCE”) and core efficiency ratio. Please see “Reconciliation of Non-GAAP Financial Measures” at the end of this presentation for reconciliations of non-GAAP measures to the most directly comparable financial measures calculated in accordance with GAAP. ORIGIN BANCORP, INC. _______

ORIGIN BANCORP, INC. _______ LOUISIANA Entry: 1912 Loans: $1,482 Deposits: $3,169 DOLLARS IN MILLIONS, UNAUDITED (1) (2) 3 DEPOSITS & LOANS BY STATE Note: All financial information is as of March 31, 2025. Map location counts include full service branches only as of filing date. Please see slide 31 for all footnote references included above. MISSISSIPPI Entry: 2010 Loans: $555 Deposits: $586 7% 8% 38% 21% 55% 71% Loans (2)Deposits (1) ICS ICS TEXAS Dallas/Fort Worth Houston East Texas Entry: 2008 Entry: 2013 Entry: 2022 Loans: $2,676 Loans: $2,060 Loans: $385 Deposits: $2,122 Deposits: $1,410 Deposits: $912 Total Texas Loans: $5,121 Total Texas Deposits: $4,444 SOUTHEAST (AL/FL) Entry: 2024 Loans: $24 Deposits: $58 11 9 9 17 6 11 BEST BANKS TO WORK FOR IN AMERICA 12 CONSECUTIVE YEARS

4 T O D E L I V E R E L I T E L E V E L F I N A N C I A L P E R F O R M A N C E T O D E L I V E R E L I T E L E V E L F I N A N C I A L P E R F O R M A N C E PRODUCTIVITY, DELIVERY & EFFICIENCY BALANCE SHEET OPTIMIZATION CULTURE & EMPLOYEE ENGAGEMENT UPDATED FINANCIAL OUTLOOK 4 Q 2 5* 2 0 2 5* Loan Growth - ex Warehouse (Yr/Yr) Mid- to High-Single Digits Mid- to High-Single Digits Deposit Growth (Yr/Yr) Mid-Single Digits Mid-Single Digits NIM 3.50% +/- 10 BPS 3.45% +/- 10 BPS NII Growth (Yr/Yr) Mid-Single to High-Single Digits Mid-Single to High-Single Digits Noninterest Income Growth (Yr/Yr)(3) Flat to Down Low Single Digits Down Low Single Digits Noninterest Expense Growth (Yr/Yr)(3) Down Low Single Digits Flat to Down Slightly Tax rate ~ 21.5% ~ 21.5% *Assumes two 25-bp cuts in 2025 NEAR TERM GOAL 1% + ROAA RUN RATE BY 4Q25 ULTIMATE TARGET TOP QUARTILE ROAA O P T I M I Z E O R I G I N Please see slide 31 for all footnote references included above.

UPDATED OPTIMIZATIONS UPDATED REALIZATION TIMELINE ANNUALIZED BENEFIT (pre-tax) • Production Optimization: Branch, retail staff, commercial banker and other production banker profitability optimization 4Q24 – 2H25 ~ $11.5MM • Securities Optimization: Opportunistic restructuring within our securities portfolio 4Q24 – 2025 ~ $6.9MM • Capital Optimization: Call Bank level subordinated debt - saving future interest expense in shift from fixed to floating Ongoing ~ $2.1MM • Liquidity Optimization: Cash management efficiency opportunities Ongoing ~ $1.2MM • Mortgage Optimization: Mortgage restructuring 2Q25 ~ $1.5MM • Additional vendor and other efficiency optimization 1Q25 ~ $0.2MM • Additional investment opportunity in Argent Financial: Ownership over 20% allows for new accounting methodology TBD TBD • 3rd party benchmarking project to assist in identifying additional opportunities TBD TBD Identified total estimated annualized benefit ~$23.4MM 5 T O D E L I V E R E L I T E L E V E L F I N A N C I A L P E R F O R M A N C E O P T I M I Z E O R I G I N Please see slide 31 for all footnote references included above.

Net Domestic Migration from April 1, 2020 to July 1, 2024 STRONG NET MIGRATION INTO OUR MARKETS WEST -968,751 MIDWEST -528,601 NORTHEAST -1,318,575 SOUTH +2,815,927 6 TEXAS SOUTH ALABAMA & FLORIDA PANHANDLE l Baldwin County - 7th fastest growing metro area in the country l High-tech employment population l 7 of top 10 US defense contractors have a presence in the region l Mobile, AL - 14th largest US port by tonnage l Mobile Harbor project will make it the deepest harbor on the Gulf Coast in 2025 l 8th largest economy in the world l #1 in jobs created from January 2024 to January 2025 with 187,700 nonfarm jobs added l Home to 52 Fortune 500 company headquarters l Texas boasts the 2nd largest civilian workforce in the US with over 15 million workers l Texas is the leading destination for corporate relocation & expansion projects l Texas is home to 3.2 million small businesses and hundreds of publicly traded companies l As of 3Q24, Texas continues to lead the nation in high tech exports, approaching the 12th year in a row ORIGIN STRATEGICALLY INVESTS I N T E X A S & S O U T H E A S T THE MOST DYNAMIC GROWTH MARKETS IN THE COUNTRY (4) Please see slide 31 for all footnote references included above.

7 ORIGIN BANCORP, INC. _______

ORIGIN BANCORP, INC. _______ • Optimize Origin - Initiative to drive elite financial performance and enhance our award-winning culture. • Our NIM-FTE increased 11 bps for 1Q25, compared to 4Q24. This was driven primarily by a 34 bp reduction in rates paid on interest-bearing liabilities, partially offset by an 12 bp decline in our yield on interest-earning assets. • Net interest income was $78.5 million for 1Q25, reflecting an increase of $110,000, or 0.1%, compared to 4Q24 and is at its highest level in eight quarters. • Return on average assets (“ROAA”), annualized was 0.93% for the quarter ended 1Q25, reflecting an increase of 0.36%, or 63.2%, compared to the linked quarter. PTPP ROAA(5), annualized was 1.32% for the quarter ended 1Q25, reflecting an increase of 0.82%, or 164.0% compared to the linked quarter. • Total deposits were $8.34 billion at 1Q25, reflecting an increase of $115.3 million, or 1.4%, compared to 4Q24. Deposits, excluding brokered deposits, were $8.29 billion at 1Q25, reflecting an increase of $145.5 million, or 1.8%, compared to 4Q24. Key Performance Metrics 1Q25 4Q24 B al an ce S he et Total Loans Held for Investment ("LHFI") $ 7,585,526 $ 7,573,713 Total Assets 9,750,372 9,678,702 Total Deposits 8,338,412 8,223,120 In co m e St at em en t Net Income $ 22,411 $ 14,270 Pre-Tax, Pre-Provision ("PTPP") Earnings(5) 31,993 12,597 Diluted EPS 0.71 0.46 Se le ct ed R at io s NIM - FTE 3.44% 3.33 % Return on Average Assets (annualized) ("ROAA") 0.93 0.57 PTPP ROAA (annualized)(5) 1.32 0.50 Return on Average Stockholders’ Equity (annualized) ("ROAE") 7.79 4.94 Book Value per Common Share $ 37.77 $ 36.71 Tangible Book Value per Common Share(5) 32.43 31.38 Adjusted Tangible Book Value per Common Share(5) 35.33 34.78 Tangible Common Equity to Tangible Assets(5) 10.57% 10.29 % Return on Average Tangible Common Equity (annualized) ("ROATCE")(5) 9.09 5.78 Efficiency Ratio 65.99 83.85 Core Efficiency Ratio(5) 65.33 82.79 ALCL to Total LHFI 1.21 1.20 DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS UNAUDITED 8 PERFORMANCE HIGHLIGHTS AT-A-GLANCE - FIRST QUARTER 2025 1Q25 Key Highlights Please see slide 31 for all footnote references included above.

ORIGIN BANCORP, INC. _______ TRENDING KEY MEASURES UNAUDITED Diluted EPS ($)Net Income ($) Total LHFI, Adjusted(6) ($) Total Deposits ($) 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 8,338 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 4,161 7,181 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 DOLLARS IN THOUSANDS 9 Total LHFI ($) DOLLARS IN MILLIONS 5,396 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 DOLLARS IN MILLIONS DOLLARS IN MILLIONS Please see slide 31 for all footnote references included above. CAGR 9.5% CAGR 15.7% CAGR 9.0% 6,028 27,733 22,411 Core Efficiency Ratio(5) (%) (Non-GAAP) 51.50 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 32.43 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 Tangible Book Value per Common Share(5) ($) (Non-GAAP) 35.33 2Q 21 3Q 21 4Q 21 1Q 22 2Q 22 3Q 22 4Q 22 1Q 23 2Q 23 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 Adj Tangible Book Value per Common Share(5) ($) (Non-GAAP) CAGR 4.0% CAGR 7.2% 1.17 0.71 28.01 27.20 7,586 65.33

ORIGIN BANCORP, INC. _______ ASSET AND STOCKHOLDERS' EQUITY GROWTH 1997 - 1Q25 DOLLARS IN MILLIONS Total Assets ($) 148 9,750 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 1Q 25 Total Stockholders' Equity ($) 11 1,180 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 20 21 20 22 20 23 20 24 1Q 25 CAGR 16.6% CAGR 18.6% 10 1,681 1,764 Origin Bancorp, Inc. Cumulative Return ($) KBW Nasdaq Bank Total Return Index ($) 12 /3 1/ 96 12 /3 1/ 97 12 /3 1/ 98 12 /3 1/ 99 12 /3 1/ 00 12 /3 1/ 01 12 /3 1/ 02 12 /3 1/ 03 12 /3 1/ 04 12 /3 1/ 05 12 /3 1/ 06 12 /3 1/ 07 12 /3 1/ 08 12 /3 1/ 09 12 /3 1/ 10 12 /3 1/ 11 12 /3 1/ 12 12 /3 1/ 13 12 /3 1/ 14 12 /3 1/ 15 12 /3 1/ 16 12 /3 1/ 17 12 /3 1/ 18 12 /3 1/ 19 12 /3 1/ 20 12 /3 1/ 21 12 /3 1/ 22 12 /3 1/ 23 12 /3 1/ 24 0 500 1,000 1,500 2,000 2,500 Total Shareholder Return(7) ($) IPO Please see slide 31 for all footnote references included above. DOLLARS IN MILLIONS UNAUDITED

ORIGIN BANCORP, INC. _______ 11 2,620 4,747 5,276 5,250 5,121 1,545 2,747 2,993 2,810 2,676 1,075 1,631 1,837 2,022 2,060 369 446 418 385 DFW Houston East Texas 2021 2022 2023 2024 1Q25 Deposit Trends by Texas Market(1)(9) ($) Loan Trends by Texas Market(2) ($) TEXAS GROWTH STORY Texas Franchise Highlights DOLLARS IN MILLIONS • 29 locations throughout 10 counties including the 4th and 5th largest MSAs in the United States.(8) • Texas franchise represents 71% of LHFI(2) and 55% of deposits(1) at March 31, 2025. 3,132 4,261 4,172 4,524 4,444 1,925 2,196 2,058 2,119 2,122 1,207 1,173 1,205 1,478 1,410 892 909 927 912 DFW Houston East Texas 2021 2022 2023 2024 1Q25 CAGR 22.9% CAGR 11.4% Please see slide 31 for all footnote references included above. DOLLARS IN MILLIONS UNAUDITED * The DFW and Houston markets include $108.0 million of deposits in total that were sold on December 31, 2024, and immediately repurchased on January 1, 2025. *

ORIGIN BANCORP, INC. _______ 12 LOAN GROWTH 4,498 6,805 7,331 7,225 7,182 4,498 5,593 7,225 7,182 1,212 Origin BTH 2021 2022 2023 2024 1Q25 0 2,000 4,000 6,000 8,000 LHFI Key Data DOLLARS IN MILLIONS IDT • Total LHFI, excluding MW LOC, were $7.18 billion at March 31, 2025, reflecting a decrease of $43.2 million, or 0.6%, compared to December 31, 2024. • Total MW LOC were $404.1 million, or 5.3%, of total LHFI at March 31, 2025. LHFI Growth excluding MW LOC(10) ($) 1,872 2,894 3,013 2,979 2,960 1,872 2,267 2,979 2,960627 Origin BTH 2021 2022 2023 2024 1Q25 0 1,000 2,000 3,000 4,000 C&I and Owner Occupied CRE Growth(10) ($) Please see slide 31 for all footnote references included above. DOLLARS IN MILLIONS UNAUDITED

ORIGIN BANCORP, INC. _______ Commercial & Industrial ("C&I") 27% Owner Occupied Commercial Real Estate ("CRE") Non-Owner Occupied CRE 19% C&D: 11% Multi- Family Real Estate Residential Real Estate - Single Family & Consumer 13 WELL DIVERSIFIED LOAN PORTFOLIO (Dollars in thousands) 1Q25 4Q24 3Q24 2Q24 1Q24 C&I 2,022,085 2,002,634 2,074,037 2,070,947 2,154,151 Owner Occupied CRE 937,985 975,947 991,671 959,850 948,624 MW LOC 404,131 349,081 495,188 506,505 400,995 Total Commercial 3,364,201 3,327,662 3,560,896 3,537,302 3,503,770 Non-Owner Occupied CRE 1,445,864 1,501,484 1,533,093 1,563,152 1,472,164 C&D 798,609 864,011 991,545 1,017,389 1,168,597 Multi-Family Real Estate 489,765 425,460 434,317 398,202 359,765 Residential Real Estate- Single Family 1,465,192 1,432,129 1,414,013 1,421,027 1,373,532 Consumer Loans 21,895 22,967 22,926 22,099 22,199 Total LHFI 7,585,526 7,573,713 7,956,790 7,959,171 7,900,027 Loan Portfolio Details ($) Non-Owner Occupied CRE, C&D and Multi-Family: $2,734 million C&I, Owner Occupied CRE and MW LOC: $3,364 million C&I, Owner Occupied CRE, MW LOC: 44% Non-Owner Occupied CRE, C&D, Multi-Family: 36% Loan Composition at March 31, 2025: $7,586 million Please see slide 31 for all footnote references included above. UNAUDITED (11) MW LOC 6% 20% 12% 5% Real Estate & Construction: 8% Multi-Family Real Estate: 6% Retail Shopping: 6% Office Building: 5% Multi-Family under Construction: 3% Healthcare: 2% Hotels: 1% Auto-Related: 1% Restaurants: 1% Consumer: 1% Finance & Insurance: 1% Professional Services: 1% Finance & Insurance: 7% Real Estate & Construction: 7% Mortgage Warehouse Lending: 5% Energy: 3% Transportation Services: 3% Healthcare: 2% Retail Shopping: 2% Retail Dealers: 1% Professional Services: 1% Entertainment & Recreation: 1% Restaurants: 1% Consumer Services: 1% Banks : 1% Utilities: 1% Commercial Services: 1%Misc. : 7%

ORIGIN BANCORP, INC. _______ 1.07 1.49 1.35 1.57 1.68 0.13 0.15 0.48 (0.03) 0.15 Classified LHFI / Total LHFI Net Charge-Offs / Average LHFI (annualized) 1Q24 2Q24 3Q24 4Q24 1Q25 0.51 0.95 0.81 0.99 1.07 0.42 0.83 0.49 0.56 0.96 Nonperforming LHFI / LHFI Past due LHFI / LHFI 1Q24 2Q24 3Q24 4Q24 1Q25 14 CREDIT QUALITY Asset Quality Trends (%) Allowance for Loan Credit Losses ("ALCL") 98,375 100,865 95,989 91,060 92,011 1.25 1.27 1.21 1.20 1.21 1.30 1.34 1.28 1.25 1.28 ALCL as a percentage of LHFI, adjusted (%) ALCL as a percentage of LHFI (%) ALCL ($) 1Q24 2Q24 3Q24 4Q24 1Q25 • Provision for loan credit loss expense for 1Q25 was $3.7 million, compared to provision for loan credit benefit of $5.5 million in 4Q24, and provision for loan credit loss expense of $4.1 million in 1Q24. The primary driver for the increase was increased risk within our portfolio as result of recent economic factors which was reflected as increases in our past due and nonperforming loan metrics during the current quarter. • ALCL to nonperforming LHFI is 113.08% at 1Q25, 121.41% at 4Q24, and 243.27% at 1Q24. DOLLARS IN THOUSANDS (12) Please see slide 31 for all footnote references included above. UNAUDITED

ORIGIN BANCORP, INC. _______ Texas: 76%Mississippi: 9% Louisiana: 8% Out of Market: 7% 15 Medical: 26% National Credit Tenant: 17% Financial: 16% Law Firms: 7% Energy: 7% Other: 27% CRE OFFICE - STRENGTH AND DIVERSIFICATION Tenant Classification at March 31, 2025 $370.0 $370.0 Geographic Diversification at March 31, 2025 DOLLARS IN THOUSANDS March 31, 2025 Avg. Loan Size $ 2,327 Weighted Avg. LTV 58.40 % Past Due Loans / Loans — Classified Loans / Loans — NPL / Loans — NCOs / Avg. Loans — ALCL / Loans 0.76 Key Portfolio Metrics DOLLARS IN MILLIONS DOLLARS IN MILLIONS NON-OWNER OCCUPIED, UNAUDITED Sensitivity Analysis(13) (%) 1.28 1.08 54.21 76.35 Current DSC Stressed DSC Current LTV Stressed LTV Non-Owner Occupied CRE Office (14) Please see slide 31 for all footnote references included above. (15)

ORIGIN BANCORP, INC. _______ 16 SELECTED SECTORS - KEY PORTFOLIO METRICS March 31, 2025 Multi-Family Real Estate + Under Construction Hotel Retail Shopping Outstanding Loan Balance $ 666,914 $ 106,454 $ 582,954 % of LHFI 8.79% 1.40% 7.69 % Avg. Loan Size $ 3,993 $ 5,603 $ 1,530 Weighted Avg. LTV 56.77% 55.47% 63.43 % Past Due Loans / Loans 1.18 — 0.53 Classified Loans / Loans 1.17 — 1.85 NPL / Loans 0.37 — 0.66 NCOs (Recoveries) / Avg. Loans (0.03) — 1.14 ALCL / Loans 0.87 0.91 1.10 DOLLARS IN THOUSANDS, UNAUDITED

ORIGIN BANCORP, INC. _______ Treasury/Agency: 1% MBS: 54% CMO: 16% Municipal: 22% Corporate: 7% 1,244 1,190 1,185 1,152 1,163 2.51 2.54 2.50 2.63 3.15 Total Securities ($) Yield (%) 1Q24 2Q24 3Q24 4Q24 1Q25 Investment Securities Average Balance and Yield INVESTMENT SECURITIES DOLLARS IN MILLIONS • Total securities portfolio weighted average effective duration was 4.10 years at March 31, 2025, compared to 4.46 years at December 31, 2024. • The increase in the yield on total average securities was primarily driven by the bond portfolio optimization strategy executed during the quarter ended December 31, 2024. • Expected principal cash flows from investments with no rate changes: • 2025: $130.7 million • 2026: $114.1 million • 2027: $100.6 million 17 (124.9) (127.2) (94.2) (106.0) (90.4) 1Q24 2Q24 3Q24 4Q24 1Q25 Accumulated Other Comprehensive Loss(16) ($) Investment Securities - AFS at March 31, 2025 Please see slide 31 for all footnote references included above. $1.16B DOLLARS IN MILLIONS UNAUDITED

ORIGIN BANCORP, INC. _______ Total Loans at March 31, 2025 (Dollars in thousands) Repricing or Maturity Term Rate Structure 1 Year or less > 1 to 3 Years > 3 to 5 Years > 5 to 10 Years > 10 Years Total Floating Rate(17) Variable Rate(17) Fixed Rate Commercial and industrial $ 1,716,662 $ 163,528 $ 109,759 $ 32,136 $ — $ 2,022,085 $ 1,635,385 $ 1,281 $ 385,419 Owner Occupied CRE 326,435 302,418 155,275 153,857 — 937,985 258,389 4,178 675,418 MW LOC 404,131 — — — — 404,131 404,131 — — Total Commercial 2,447,228 465,946 265,034 185,993 — 3,364,201 2,297,905 5,459 1,060,837 Non-Owner Occupied CRE 676,810 503,054 217,951 48,049 — 1,445,864 538,775 2,471 904,618 C&D 605,814 110,253 72,233 6,779 3,530 798,609 482,431 12,855 303,323 Multi-Family Real Estate 287,443 152,960 34,655 6,923 7,784 489,765 185,537 — 304,228 Residential Real Estate - Single Family 425,582 273,643 329,410 224,460 212,097 1,465,192 260,518 729,694 474,980 Consumer 10,589 6,759 4,138 310 99 21,895 5,336 30 16,529 Total LHFI $ 4,453,466 $ 1,512,615 $ 923,421 $ 472,514 $ 223,510 $ 7,585,526 $ 3,770,502 $ 750,509 $ 3,064,515 % of total 59% 20% 12% 6% 3% 100% 50% 10% 40 % Weighted Average Coupon Rate 6.78 4.81 6.08 4.06 5.43 6.10 7.05 4.75 5.24 AFS & HTM Securities at March 31, 2025 (Dollars in thousands) Maturity & Projected Principal Cashflow Total1 Year or less > 1 to 3 Years > 3 to 5 Years > 5 to 10 Years > 10 Years Projected cash flow $ 163,060 $ 208,732 $ 222,858 $ 476,184 $ 202,774 $ 1,273,608 % of Total 13% 16% 18% 37% 16% 100 % LOANS & SECURITIES- REPRICING OR MATURITY 18 UNAUDITED Please see slide 31 for all footnote references included above.

ORIGIN BANCORP, INC. _______ Commercial: 55%Consumer: 33% Public Funds: 11% Brokered: 1% 34% 21% 6% 34% 4% 1% 8% 1% 15% 61% 15% Finance & Insurance: 8% Other Business Deposits <2%: 7% Real Estate Rental & Leasing: 7% Construction: 6% Professional, Scientific, & Technical Svcs: 5% Affiliate: 4% Mgmt of Companies & Enterprises: 4% Other Svcs (except Public Administration): 3% Manufacturing: 3% Health Care & Social Assistance: 3%Mining: 2% Misc: 3% 19 DEPOSIT DETAIL (Dollars in thousands) 1Q25 4Q24 3Q24 2Q24 1Q24 QoQ % Δ Total Deposits $ 8,338,412 $ 8,486,568 $ 8,510,842 $ 8,505,464 $ 8,251,125 (1.7) % FDIC Insured (3,464,116) (3,464,116) (3,442,636) (3,447,538) (3,425,268) — FDIC Insured Reciprocal (1,093,952) (1,093,952) (799,221) (801,145) (801,699) — FDIC Insured Brokered Deposits (431,609) (431,609) (636,814) (597,110) (444,989) — Total Estimated FDIC Uninsured Deposits 3,348,735 3,496,891 3,632,171 3,659,671 3,579,169 (4.2) Collateralized Public Funds (714,431) (714,431) (771,419) (836,150) (849,603) — Uninsured/ Uncollateralized Deposits ($) $ 2,634,304 $ 2,782,460 $ 2,860,752 $ 2,823,521 $ 2,729,566 (5.3) Uninsured/ Uncollateralized Deposits (%) 31.6% 32.8% 33.6% 33.2% 33.1 % Deposit Detail Geographic Concentration(1) at March 31, 2025 Commercial Deposit Composition: $4,656 million Deposit Composition at March 31, 2025: $8,338 million Commercial Public FundsConsumer MississippiLouisiana Texas- DFW TX- East TexasTexas- Houston Please see slide 31 for all footnote references included above. UNAUDITED Southeast 18% 16% 18% 39% 9% (Dollars in thousands) 1Q25 4Q24 3Q24 2Q24 1Q24 QoQ % Δ Total Deposits $ 8,338,412 $ 8,223,120 $ 8,486,568 $ 8,510,842 $ 8,505,464 1.4 % FDIC Insured (3,546,288) (3,613,151) (3,464,116) (3,442,636) (3,447,538) (1.9) FDIC Insured Reciprocal (1,022,142) (871,174) (1,093,952) (799,221) (801,145) 17.3 FDIC Insured Brokered Deposits (50,000) (80,226) (431,609) (636,814) (597,110) (37.7) Total Estimated FDIC Uninsured Deposits 3,719,982 3,658,569 3,496,891 3,632,171 3,659,671 1.7 Collateralized Public Funds (822,009) (862,923) (714,431) (771,419) (836,150) (4.7) Uninsured/ Uncollateralized Deposits ($) $ 2,897,973 $ 2,795,646 $ 2,782,460 $ 2,860,752 $ 2,823,521 3.7 Uninsured/ Uncollateralized Deposits (%) 34.8% 34.0% 32.8% 33.6% 33.2 % Deposit Detail

ORIGIN BANCORP, INC. _______ 20 8,439 8,559 8,498 8,496 8,348 5,009 5,130 5,178 5,341 5,539 1,866 1,894 1,850 1,941 1,837 1,564 1,535 1,470 1,214 972 Interest-bearing Demand Noninterest-bearing Time Deposits 1Q24 2Q24 3Q24 4Q24 1Q25 Average Deposits ($) DEPOSIT TRENDS IDT Index-Based Deposits DOLLARS IN MILLIONS UNAUDITED Deposit Cost Trends (QTD Annualized) (%) 4.35 4.46 4.47 4.20 3.69 3.85 3.95 4.01 3.61 3.23 2.99 3.08 3.14 2.79 2.52 Time Deposits Cost of Interest-bearing Deposits Cost of Total Deposits 1Q24 2Q24 3Q24 4Q24 1Q25 Time Deposit Repricing Schedule (18) Maturity Balance ($) Weighted Average Rate (%) 2Q25 394 3.90 3Q25 312 3.48 4Q25 81 2.95 1Q26 76 2.92 2Q26+ 50 1.32 Total 913 3.45 DOLLARS IN MILLIONS Noninterest-bearing Deposits Interest-bearing Deposits Index-based Interest- bearing Deposits 11% 66% 23%

ORIGIN BANCORP, INC. _______ 21 YIELDS AND COSTS Yield on LHFI (%) Cost of Funds (%) • At 1Q25, LHFI with fixed rates = 40% and LHFI with floating/variable rates = 60%. • At 1Q25, SOFR-based = $2.25 billion, Prime-based = $2.02 billion, and other index-based loans = $253.0 million. UNAUDITED 6.58 6.58 6.67 6.47 6.33 8.50 8.50 8.43 7.82 7.50 5.33 5.33 5.33 4.78 4.36 Yield on LHFI Avg. Prime Rate 30 Day Avg. SOFR 1Q24 2Q24 3Q24 4Q24 1Q25 3.04 3.12 3.18 2.82 2.58 3.85 3.95 4.01 3.61 3.23 2.99 3.08 3.14 2.79 2.52 Cost of Total Deposits & Borrowings Cost of Interest Bearing Deposits Cost of Total Deposits 1Q24 2Q24 3Q24 4Q24 1Q25

ORIGIN BANCORP, INC. _______ 73,323 73,890 74,804 78,349 78,459 67,540 65,781 65,502 69,956 73,4125,783 8,109 9,302 8,393 5,047 3.19 3.17 3.18 3.33 3.44 Net Interest Income excl. MW LOC MW LOC Interest Income NIM (FTE) 1Q24 2Q24 3Q24 4Q24 1Q25 22 DOLLARS IN THOUSANDS, UNAUDITED NET INTEREST INCOME AND NIM TRENDS 3.33 0.17 0.12 0.06 0.01 (0.03) (0.08) (0.08) (0.06) 4Q 24 Tim e D ep os its Sav ing s a nd IB Tr an sc . A cc ts To tal S ec ur itie s IB B al. D FB Sub D eb t MW LO C C&I Rea l E sta te Lo an s 1Q 25 2.75 3.00 3.25 3.50 3.75 24.64 29.52 21.01 8.58 2.04 2.480.12 0.77 2.18 3.65 4.99 5.26 5.33 4.65 Cumulative NIM-FTE Beta Average Quarterly Fed Funds Rate 2Q22 3Q22 4Q22 1Q23 3Q23 4Q23 1Q24 2Q24 1Q25 NIM Beta - 1Q25 (%) 1.54 2.48 4.51 NIM-FTE Changes - 1Q25 (%) NIM-FTE Changes - 1Q25 (%) 73,32372,989 1,362 1,537 568 432 (298) (3,267) 4Q 23 RE Lo an s C&I MW LO C Othe r FH LB & O the r Bor ro wing s Sav ing s & IB Tr an sa c. Acc ts. 1Q 24 40,000 60,000 80,000 • Our NIM-FTE increased 11 basis points during 1Q25 compared to 4Q24, driven primarily by a 34 bp reduction in rates paid on interest- bearing liabilities, partially offset by an 12 bp decline in our yield on interest-earning assets. • During the second half of 2024 the federal funds target range decreased 100 basis points from its recent cycle high. The federal funds target rate remained constant throughout the first quarter of 2025. Net Interest Income & NIM ($) 3.44

ORIGIN BANCORP, INC. _______ 90,571 91,492 90,572 92,438 94,746 Net Interest Income Noninterest Income 1Q24 2Q24 3Q24 4Q24 1Q25 16,648 15,809 14,859 13,545 15,859 7,725 6,665 6,928 5,441 7,927 4,688 4,862 4,664 4,801 4,716 2,247 2,404 2,114 2,152 2,301 1,988 1,878 1,153 1,151 915 Insurance Commission & Fee Income Service Charges & Fees Other Fee Income Mortgage Banking Revenue 1Q24 2Q24 3Q24 4Q24 1Q25 23 Major Components of Noninterest Income(19) ($) Net Interest Income + Noninterest Income ($)(3) NET REVENUE DISTRIBUTION Components of Other Noninterest Income ($) 1Q25 4Q24 3Q24 2Q24 1Q24 Limited Partnership Investment (loss) Income (1,692) (62) 375 68 138 Swap Fee Income 533 116 106 44 57 Gain on Subordinated Debentures — — — 81 — Gain (loss) on Sale of Securities — (14,617) 221 — (403) Positive Valuation Adj. on Non-Marketable Equity Securities — — — 5,188 — MSR Gain — — — — 410 (Loss) Gain on Asset Sales (440) 129 — 817 — Other 1,342 559 428 458 405 Total Components of Other Noninterest Income (257) (13,875) 1,130 6,656 607 Major Components of Noninterest Income 15,859 13,545 14,859 15,809 16,648 Total Noninterest Income 15,602 (330) 15,989 22,465 17,255 81.0% 83.5% Please see slide 31 for all footnote references included above. DOLLARS IN THOUSANDS, UNAUDITED 84.8%82.6%82.1%

ORIGIN BANCORP, INC. _______ 24 Efficiency Ratios (%) NONINTEREST EXPENSE ANALYSIS DOLLARS IN THOUSANDS Noninterest Expense Composition ($) Consolidated Efficiency Ratio Core Efficiency Ratio 1Q24 2Q24 3Q24 4Q24 1Q25 Operating Leverage (%) E FF IC IE N C Y R AT IO N IE / AV E R A G E A S S E TS 2.39 2.59 2.49 2.61 2.57 64.81 66.82 68.86 83.85 1Q24 2Q24 3Q24 4Q24 1Q25 40 60 80 100 1.5 2.0 2.5 3.0 64 .8 1 65 .2 4 65 .5 5 66 .8 2 Please see slide 31 for all footnote references included above. 67 .4 8 65 .9 9 (5) UNAUDITED 65 .3 3 68 .8 6 83 .8 5 82 .7 9 58,707 64,388 62,521 65,422 62,068 35,818 38,109 38,491 36,405 37,731 6,645 7,009 6,298 7,913 8,544 3,145 3,468 3,470 3,414 2,9572,502 3,072 2,984 2,883 2,972 2,137 2,137 1,905 1,800 1,761 8,460 10,593 9,373 13,007 8,103 Salaries and Employee Benefits Occupancy and Equipment, net Data Processing Office and Operations Intangible Asset Amortization Other 1Q24 2Q24 3Q24 4Q24 1Q25 65.99

ORIGIN BANCORP, INC. _______ 10.7 10.7 10.9 11.1 11.5 10.6 10.5 10.8 10.9 11.2 Company Level Origin Bank Level 1Q24 2Q24 3Q24 4Q24 1Q25 12.2 12.3 12.6 13.5 13.8 12.1 12.2 12.4 13.3 13.4 Company Level Origin Bank Level 1Q24 2Q24 3Q24 4Q24 1Q25 25 CAPITAL 15.0 15.2 15.5 16.4 15.8 14.0 14.2 14.4 15.3 14.6 Company Level Origin Bank Level 1Q24 2Q24 3Q24 4Q24 1Q25 Common Equity Tier 1 Capital to Risk-Weighted Assets(20) (%) ICap ICap Total Capital to Risk-Weighted Assets(20) (%) Tier 1 Capital to Risk-Weighted Assets(20) (%)Tier 1 Capital to Average Assets (Leverage Ratio)(20) (%) Please see slide 31 for all footnote references included above. UNAUDITED 12.0 12.2 12.5 13.3 13.6 12.1 12.2 12.4 13.3 13.4 Company Level Origin Bank Level 1Q24 2Q24 3Q24 4Q24 1Q25

ORIGIN BANCORP, INC. _______ 1Q25 4Q24 $ Impact EPS Impact (21) $ Impact EPS Impact (21) Notable interest expense items: OID amortization - subordinated debenture redemption $ (681) $ (0.02) $ — $ — Notable provision expense items: Provision release related to questioned banker activity — — 3,212 0.08 Provision release on relationships impacted by questioned banker activity 375 0.01 — — Notable noninterest income items:(22) Loss on sales of securities, net — — (14,617) (0.37) Net (loss) gain on OREO properties(22) (212) (0.01) 198 — BOLI payout 208 0.01 — — Notable noninterest expense items: Operating expense related to questioned banker activity (543) (0.01) (4,069) (0.10) Operating expense related to strategic Optimize Origin initiatives (1,615) (0.04) (1,121) (0.03) Employee Retention Credit 213 0.01 1,651 0.04 Total notable items $ (2,255) (0.06) $ (14,746) (0.37) 26 DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, UNAUDITED NOTABLE ITEMS Please see slide 31 for all footnote references included above.

ORIGIN BANCORP, INC. _______ 1Q25 4Q24 Calculation of PTPP earnings: Net income $ 22,411 $ 14,270 Provision (benefit) for credit losses 3,444 (5,398) Income tax expense 6,138 3,725 PTPP earnings (non-GAAP) $ 31,993 $ 12,597 Calculation of PTPP ROAA: PTPP earnings $ 31,993 $ 12,597 Divided by number of days in the quarter 90 92 Multiplied by the number of days in the year 365 366 PTPP earnings, annualized $ 129,749 $ 50,114 Divided by total average assets $ 9,808,215 $ 9,978,543 ROAA (annualized) (GAAP) 0.93% 0.57 % PTPP ROAA (annualized) (non-GAAP) 1.32 0.50 Calculation of tangible common equity to tangible assets: Total assets $ 9,750,372 $ 9,678,702 Goodwill (128,679) (128,679) Other intangible assets, net (38,212) (37,473) Tangible assets 9,583,481 9,512,550 Total common stockholders' equity $ 1,180,177 $ 1,145,245 Goodwill (128,679) (128,679) Other intangible assets, net (38,212) (37,473) Tangible common equity 1,013,286 979,093 Tangible common equity to tangible assets (non-GAAP) 10.57% 10.29% 27 DOLLARS IN THOUSANDS, UNAUDITED RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

ORIGIN BANCORP, INC. _______ 1Q25 4Q24 Calculation of ROATCE: Net income $ 22,411 $ 14,270 Divided by number of days in the quarter 90 92 Multiplied by the number of days in the year 365 366 Annualized net income $ 90,889 $ 56,770 Total average stockholders' equity $ 1,166,749 $ 1,149,228 Average goodwill (128,679) (128,679) Average other intangible assets, net (38,254) (38,646) Average tangible common equity 999,816 981,903 ROATCE (annualized) (non-GAAP) 9.09% 5.78% 28 DOLLARS IN THOUSANDS, UNAUDITED RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

ORIGIN BANCORP, INC. _______ Calculation of tangible book value per common share and adjusted tangible book value per common share: 1Q25 4Q24 3Q24 2Q24 1Q24 4Q23 3Q23 2Q23 Total common stockholders' equity $ 1,180,177 $ 1,145,245 $ 1,145,673 $ 1,095,894 $ 1,078,853 $ 1,062,905 $ 998,945 $ 997,859 Goodwill (128,679) (128,679) (128,679) (128,679) (128,679) (128,679) (128,679) (128,679) Other intangible assets, net (38,212) (37,473) (39,272) (41,177) (43,314) (45,452) (42,460) (44,724) Tangible common equity 1,013,286 979,093 977,722 926,038 906,860 888,774 827,806 824,456 Accumulated other comprehensive loss 90,411 106,029 94,245 127,184 124,909 121,023 172,729 152,879 Adjusted tangible common equity 1,103,697 1,085,122 1,071,967 1,053,222 1,031,769 1,009,797 1,000,535 977,335 Divided by common shares outstanding at period end 31,244,006 31,197,574 31,167,410 31,108,667 31,011,304 30,986,109 30,906,716 30,866,205 Book value per common share (GAAP) $ 37.77 $ 36.71 $ 36.76 $ 35.23 $ 34.79 $ 34.30 $ 32.32 $ 32.33 Tangible book value per common share (non-GAAP) 32.43 31.38 31.37 29.77 29.24 28.68 26.78 26.71 Adjusted tangible book value per common share (non-GAAP) 35.33 34.78 34.39 33.86 33.27 32.59 32.37 31.66 1Q23 4Q22 3Q22 2Q22 1Q22 4Q21 3Q21 2Q21 Total common stockholders' equity $ 992,587 $ 949,943 $ 907,024 $ 646,373 $ 676,865 $ 730,211 $ 705,667 $ 688,235 Goodwill (128,679) (128,679) (136,793) (34,153) (34,153) (34,368) (26,741) (26,741) Other intangible assets, net (47,277) (49,829) (52,384) (15,900) (16,425) (16,962) (3,089) (3,283) Tangible common equity 816,631 771,435 717,847 596,320 626,287 678,881 675,837 658,211 Accumulated other comprehensive loss (income) 138,481 159,875 175,233 115,979 65,890 (5,729) (11,872) (18,914) Adjusted tangible common equity 955,112 931,310 893,080 712,299 692,177 673,152 663,965 639,297 Divided by common shares outstanding at period end 30,780,853 30,746,600 30,661,734 23,807,677 23,748,748 23,746,502 23,496,058 23,502,215 Book value per common share (GAAP) $ 32.25 $ 30.90 $ 29.58 $ 27.15 $ 28.50 $ 30.75 $ 30.03 $ 29.28 Tangible book value per common share (non-GAAP) 26.53 25.09 23.41 25.05 26.37 28.59 28.76 28.01 Adjusted tangible book value per common share (non-GAAP) 31.03 30.29 29.13 29.92 29.15 28.35 28.26 27.20 29 RECONCILIATION OF NON-GAAP FINANCIAL MEASURES DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS, UNAUDITED

ORIGIN BANCORP, INC. _______ RECONCILIATION OF NON-GAAP FINANCIAL MEASURES DOLLARS IN THOUSANDS, UNAUDITED Calculation of core efficiency ratio: 1Q25 4Q24 3Q24 2Q24 1Q24 4Q23 3Q23 2Q23 Total noninterest expense $ 62,068 $ 65,422 $ 62,521 $ 64,388 $ 58,707 $ 60,906 $ 58,663 $ 58,887 Insurance and mortgage noninterest expense (8,230) (8,497) (8,448) (8,402) (8,045) (8,581) (8,579) (9,156) Adjusted total noninterest expense 53,838 56,925 54,073 55,986 50,662 52,325 50,084 49,731 Net interest income 78,459 78,349 74,804 73,890 73,323 72,989 74,130 75,291 Insurance and mortgage net interest income (2,815) (2,666) (2,578) (2,407) (2,795) (2,294) (2,120) (1,574) Total noninterest income 15,602 (330) 15,989 22,465 17,255 8,196 18,119 15,636 Insurance and mortgage noninterest income (8,842) (6,592) (8,081) (8,543) (10,123) (4,727) (7,335) (7,587) Adjusted total revenue 82,404 68,761 80,134 85,405 77,660 74,164 82,794 81,766 Efficiency ratio (GAAP) 65.99% 83.85% 68.86% 66.82% 64.81% 75.02% 63.59% 64.76 % Core efficiency ratio (non-GAAP) 65.33 82.79 67.48 65.55 65.24 70.55 60.49 60.82 1Q23 4Q22 3Q22 2Q22 1Q22 4Q21 3Q21 2Q21 Total noninterest expense $ 56,760 $ 57,254 $ 56,241 $ 44,150 $ 42,774 $ 40,346 $ 39,165 $ 37,832 Insurance and mortgage noninterest expense (8,033) (8,031) (8,479) (8,397) (8,626) (6,580) (6,688) (6,964) Adjusted total noninterest expense 48,727 49,223 47,762 35,753 34,148 33,766 32,477 30,868 Net interest income 77,147 84,749 78,523 59,504 52,502 54,180 52,541 54,292 Insurance and mortgage net interest income (1,493) (1,376) (1,208) (1,082) (875) (946) (1,048) (979) Total noninterest income 16,384 13,429 13,723 14,216 15,906 16,701 15,923 12,438 Insurance and mortgage noninterest income (8,792) (6,255) (4,737) (8,047) (10,552) (5,683) (6,179) (5,815) Adjusted total revenue 83,246 90,547 86,301 64,591 56,981 64,252 61,237 59,936 Efficiency ratio (GAAP) 60.69% 58.32% 60.97% 59.89% 62.53% 56.92% 57.21% 56.69 % Core efficiency ratio (non-GAAP) 58.53 54.36 55.34 55.35 59.93 52.55 53.03 51.50 30

ORIGIN BANCORP, INC. _______ 31 PRESENTATION NOTES (1) Excludes Treasury/wholesale deposits of $81.1 million at March 31, 2025. (2) Excludes mortgage warehouse lines of credit (“MW LOC”). (3) Excludes notable items. (4) Data obtained from United States Census Bureau (census.gov), Texas Comptroller (comptroller.texas.gov), Office of the Texas Governor (gov.texas.gov), Fortune (fortune.com), Bureau of Labor Statistics (bls.gov), Baldwin County Economic Development Council (baldwineda.com), Florida's Great Northwest (floridasgreatnorthwest.com), Bureau of Transportation Statistics (bts.gov) and Port of Mobile, Alabama Port Authority (alports.com). (5) As used in this presentation, PTPP earnings, PTPP ROAA, tangible book value per common share, adjusted tangible book value per common share, tangible common equity to tangible assets, ROATCE, and core efficiency ratio are either non-GAAP financial measures or use a non-GAAP contributor in the formula. For a reconciliation of these alternative financial measures to their comparable GAAP measures, see slides 27-30 of this presentation. (6) Total LHFI, adjusted excludes MW LOC for all periods presented. (7) Origin Bancorp, Inc. and KBW Nasdaq Bank cumulative total shareholder return assumes $100 invested on December 31, 1996, and any dividends are reinvested. Data for Origin Bancorp, Inc. cumulative total shareholder return prior to May 9, 2018, is based upon private stock transactions and is not reflective of open market trades. (8) Data obtained from The United States Census Bureau (census.gov). Count is as of most recent practicable date. (9) Prior period numbers were adjusted to include mortgage warehouse deposits in our DFW market. (10) The period ended December 31, 2021, excludes PPP loans. (11) Does not include loans held for sale. (12) The ALCL to total LHFI, adjusted is calculated by excluding the ALCL for MW LOC from the total LHFI ALCL in the numerator and excluding the MW LOC from the LHFI in the denominator. Due to their low-risk profile, MW LOC require a disproportionately low allocation of the ALCL. (13) The sensitivity analysis is based on loans exceeding $2.5 million. (14) Represents an interest rate sensitivity test for CRE non-owner office loans over $2.5 million using interest rate assumptions increased to 7.4% for 2025 maturities, 6.9% for 2026 maturities, 6.4% for 2027 maturities and 6.1% for 2028+ maturities, based upon federal open market committee projections at December 2024. (15) Represents the weighted average loan to value based upon an increase to a 10% stress capitalization rate on loans exceeding $2.5 million within the CRE non-owner occupied office portfolio. (16) The accumulated other comprehensive loss primarily represents the unrealized loss, net of tax benefit, of available for sale securities and is a component of equity. (17) Floating rate loans typically reprice monthly, while variable rate loans reprice based upon the terms defined within the adjustable rate loan agreement specific to their loan contract. (18) Projection is based upon March 31, 2025, time deposit balances. (19) Mortgage banking revenue for 1Q24 was adjusted by removing the impact for the $410,000 gain on sale on the MSR portfolio. (20) March 31, 2025, ratios are estimated. (21) The diluted EPS impact is calculated using a 21% effective tax rate. The total of the diluted EPS impact of each individual line item may not equal the calculated diluted EPS impact on the total notable items due to rounding. (22) The $212,000 net (loss) gain on OREO properties for the quarter ended March 31, 2025, includes a $444,000 expected insurance settlement recovery that was included in noninterest income on the face of the income statement and a $148,000 repair cost that was included in noninterest expense.